UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-48783

Name of Registrant: VANGUARD FLORIDA TAX-FREE FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) FLORIDA LONG-TERM
TAX-EXEMPT FUND

NOVEMBER 30, 2003

[GRAPHIC]

ANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
13 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Florida Long-Term Tax-Exempt Fund outperformed its peer-group average in fiscal year 2003.
* Interest rates in the taxable and municipal bond markets moved in different directions during the period.
* Your fund achieved superior results with the same emphasis on prudence, quality, and low costs that has contributed to its long-term success.
--------------------------------------------------------------------------------
WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

Dear Shareholder,

During the 12 months ended November 30, 2003, Vanguard Florida Long-Term Tax-Exempt Fund met its investment objectives while negotiating the volatile interest rate environment more successfully than its average peer mutual fund.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                                           7.4%
  Admiral Shares                                                            7.4
Lehman 10 Year Municipal Bond Index                                         6.9
Average Florida Municipal Debt Fund*                                        5.7
Lehman Municipal Bond Index                                                 6.7
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund generated a relatively high level of income exempt from federal income tax. (It's expected that the fund's shares will be exempt from Florida's intangible personal property tax.) The fund's total return (reinvested distributions plus capital change) was 1.7 percentage points more than the average return of its peer group. The fund also outperformed two unmanaged indexes of the municipal bond market. These benchmarks are imperfect analogs of your fund's portfolio, but they illustrate that the fund's return was strong by any measure.

At the end of November 2003, the yield of the Long-Term Tax-Exempt Fund's Investor Shares was 3.53%, down from 3.82% at the end of November 2002. For shareholders in the highest federal tax bracket, the fund's current yield was equivalent to a fully taxable yield of 5.43%. For the fund's Admiral Shares, the ending yield was 3.59% (down from 3.86% a year earlier), with a taxable equivalent yield of 5.52%.

Details of the per-share components of your fund's total returns-- its starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS

During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined.
(Money-market securities were an exception to this interest rate pattern, however, because they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the period.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as the market's recognition of municipal bonds' exceptional value.

--------------------------------------------------------------------------------
ADMIRAL[TM} SHARES A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

In November 2002, as the broad stock market rattled near bear- market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.


--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                 -------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.2%          7.9%          6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     6.7           7.2           5.7
Citigroup 3-Month Treasury Bill Index           1.1           2.4           3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                16.9%         -4.9%          0.2%
Russell 2000 Index (Small-caps)                36.3           8.5           8.0
Wilshire 5000 Index (Entire market)            19.0          -3.3           0.8
MSCI All Country World Index Free
 ex USA (International)                        27.1          -2.3           0.7
================================================================================
CPI
Consumer Price Index                            1.8%          2.0%          2.4%
--------------------------------------------------------------------------------

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of

November 2002, a 10-year general obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries--the ratio declined to 82% at the end of November 2003, still high but more typical of its historical level.

THE FUND'S TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term bonds--the focus of Vanguard Florida Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.


--------------------------------------------------------------------------------
The advisor took a measured approach to the volatile bond market, maintaining the fund's relatively defensive interest rate posture as well as its customarily high credit quality.
--------------------------------------------------------------------------------

The approach of the fund's advisor--Vanguard Fixed Income Group--to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Long-Term Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, 86% of the portfolio was invested in securities with the highest credit rating, essentially the same weighting as a year earlier. Anticipating higher interest rates in coming months, the advisor kept the fund's duration (a measure of interest rate sensitivity) relatively low. This positioning produced a 7.4% total return for the fund--2.9 percentage points from capital growth and 4.5 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's result well ahead of its peer group's average return of 5.7%. (For a comparison of the expense ratios of Vanguard Florida Long-Term Tax-Exempt Fund with its peer-group average, please see the table on page 13.)

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our fund's strong relative performance in fiscal 2003 have contributed to its excellent long-term returns. The table on page 4 shows the average annual return of Vanguard Florida Long-Term Tax-Exempt Fund over the past ten years, as well as the average return of its peer group. We also display the

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                      FINAL VALUE OF A $10,000
                         AVERAGE ANNUAL RETURN          INITIAL INVESTMENT
                         ---------------------    ------------------------------
                                        AVERAGE               AVERAGE
                         VANGUARD     COMPETING   VANGUARD  COMPETING   VANGUARD
                             FUND          FUND       FUND       FUND  ADVANTAGE
--------------------------------------------------------------------------------
Florida Long-Term
  Tax-Exempt Fund
  Investor Shares            6.4%          5.0%    $18,516    $16,335     $2,181
--------------------------------------------------------------------------------


growth of hypothetical initial investments of $10,000 in the fund and its average peer.

For the ten years, the Long-Term Tax-Exempt Fund's 1.4-percentage-point margin in average total return translated into an extra $2,181 in shareholder wealth on a $10,000 investment--a significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT

Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income and the interest earned on the reinvestment of that income are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can be confident both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.

Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 9, 2003






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                       DISTRIBUTIONS PER SHARE
                                                       -------------------------
                                 STARTING       ENDING      INCOME       CAPITAL
                              SHARE PRICE  SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Florida Long-Term
 Tax-Exempt Fund
 Investor Shares                   $11.74       $12.00      $0.505        $0.086
 Admiral Shares                     11.74        12.00       0.512         0.086

REPORT FROM THE ADVISOR

During fiscal 2003, Vanguard Florida Long-Term Tax-Exempt Fund returned 7.4%, outperforming its peer-group average. Generally declining interest rates in the municipal bond market translated into a lower yield for the fund at fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that a relatively high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.

--------------------------------------------------------------------------------

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially pushing up interest rates.

GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The tables below display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.


--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY           NOV.30, 2002             NOV. 30, 2003         (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                   1.70%                     1.40%                    -30
5 years                   2.75                      2.39                     -36
10 years                  3.87                      3.55                     -32
30 years                  5.01                      4.72                     -29
--------------------------------------------------------------------------------
SOURCE: THE VANGUARD GROUP.

--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES

                                                                          CHANGE
MATURITY          NOV. 30, 2002             NOV. 30, 2003         (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                   2.06%                     2.04%                     -2
5 years                   3.27                      3.35                      +8
10 years                  4.21                      4.33                     +12
30 years                  5.04                      5.13                      +9
--------------------------------------------------------------------------------
SOURCE: THE VANGUARD GROUP.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance nationwide and unusually good municipal bond values at the start of the fiscal year help explain the strong overall performance.

From January to November, the supply of new municipal bonds nationally rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During the year, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard Florida Long-Term Tax-Exempt Fund owns no taxable municipal debt.) In any event, Florida bucked the national trend. New issuance in the state, including taxable debt, increased by a relatively high 26.6%, though demand was strong enough to absorb the debt without adverse price impacts.

During the past year, investors were attracted by munis' "cheapness" relative to Treasuries. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we kept the Florida Long-Term Tax-Exempt Fund's duration (a measure of interest rate sensitivity) roughly constant. We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the fund's credit profile, keeping it at its customarily high level of quality. Our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

Robert F.  Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Reid O. Smith, PRINCIPAL

VANGUARD FIXED INCOME GROUP
DECEMBER 17, 2003

FUND PROFILE                                                    AS OF 11/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 COMPARATIVE               BROAD
                                   FUND               INDEX*             INDEX**
--------------------------------------------------------------------------------
Number of Issues                    185                9,054              47,482
                                                          --                  --
  Investor Shares                  3.5%
  Admiral Shares                   3.6%
Yield to Maturity                 3.8%+                   --                  --
Average Coupon                     5.5%                 5.2%                5.2%
Average Effective Maturity    8.1 years            9.9 years          13.8 years
Average Quality                     AAA                  AA+                 AA+
Average Duration              6.2 years            7.0 years           8.1 years
Expense Ratio                                             --                  --
  Investor Shares                 0.17%
  Admiral Shares                  0.11%
Short-Term Reserves                  6%                   --                  --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                                                          86%
AA                                                                            7
A                                                                             5
BBB                                                                           2
--------------------------------------------------------------------------------
TOTAL                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

        CREDIT QUALITY          HIGH
        AVERAGE MATURITY        LONG
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                    COMPARATIVE                            BROAD
                      FUND               INDEX*          FUND            INDEX**
--------------------------------------------------------------------------------
R-Squared             0.97                 1.00          0.99               1.00
Beta                  1.05                 1.00          1.20               1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                  6%
1-5 Years                                                                    12
5-10 Years                                                                   59
10-20 Years                                                                  23
20-30 Years                                                                   0
Over 30 Years                                                                 0
--------------------------------------------------------------------------------
TOTAL                                                                       100%
--------------------------------------------------------------------------------


*LEHMAN 10 YEAR MUNICIPAL BOND INDEX.
**LEHMAN MUNICIPAL BOND INDEX.
+BEFORE EXPENSES.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                             AS OF 11/30/2004

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

[MOUNTAIN CHART]
                                                          LEHMAN
                     FL LT TAX-EXEMPT      LEHMAN        10 YEAR      AVERAGE FL
                        FUND INVESTOR   MUNICIPAL      MUNICIPAL       MUNICIPAL
                               SHARES  BOND INDEX     BOND INDEX      DEBT FUND*
--------------------------------------------------------------------------------
199311                          10000       10000          10000           10000
199402                          10055       10060          10055           10031
199405                           9866        9817           9856            9643
199408                           9950        9970          10017            9759
199411                           9392        9475           9554            9155
199502                          10432       10250          10260           10060
199505                          10794       10711          10741           10511
199508                          10785       10854          10978           10514
199511                          11275       11265          11326           11005
199602                          11447       11382          11463           11049
199605                          11205       11200          11249           10857
199608                          11457       11422          11465           11045
199611                          12002       11927          11967           11521
199702                          12045       12009          12073           11522
199705                          12171       12128          12169           11667
199708                          12494       12478          12526           11983
199711                          12788       12782          12811           12267
199802                          13115       13107          13157           12577
199805                          13289       13266          13297           12759
199808                          13605       13558          13600           13013
199811                          13814       13774          13850           13177
199902                          13988       13912          13979           13272
199905                          13875       13885          13911           13224
199908                          13573       13625          13693           12793
199911                          13556       13627          13792           12664
200002                          13591       13623          13771           12657
200005                          13707       13766          13886           12779
200008                          14596       14548          14685           13517
200011                          14782       14741          14847           13671
200102                          15418       15304          15418           14218
200105                          15500       15438          15524           14303
200108                          16186       16031          16102           14853
200111                          16110       16032          16068           14768
200202                          16481       16350          16429           15034
200205                          16603       16442          16543           15078
200208                          17288       17032          17192           15501
200211                          17243       17045          17141           15451
200302                          17938       17604          17723           15918
200305                          18611       18146          18375           16440
200308                          17864       17566          17670           15863
200311                          18516       18179          18320           16335

--------------------------------------------------------------------------------

                                       AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED NOVEMBER 30, 2003
                                   --------------------------------  FINAL VALUE
                                   ONE         FIVE         TEN     OF A $10,000
                                  YEAR        YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt
 Fund Investor Shares            7.38%        6.03%       6.35%          $18,516
Lehman Municipal Bond Index      6.65         5.71        6.16            18,179
Lehman 10 Year Municipal
 Bond Index                      6.88         5.75        6.24            18,320
Average Florida Municipal
 Debt Fund*                      5.72         4.39        5.03            16,335
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                          ONE           SINCE      OF A $250,000
                                         YEAR     INCEPTION**         INVESTMENT
--------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt Fund
 Admiral Shares                         7.45%           5.96%           $281,476
Lehman Municipal Bond Index             6.65            5.55             279,244
Lehman 10 Year Municipal Bond Index     6.88            5.57             279,369
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
             FLORIDA LONG-TERM TAX-EXEMPT FUND
                      INVESTOR SHARES                  LEHMAN+
FISCAL       CAPITAL         INCOME          TOTAL       TOTAL
YEAR         RETURN          RETURN         RETURN      RETURN
--------------------------------------------------------------------------------
1994          -11.0%           4.9%          -6.1%       -4.5%
1995           13.8            6.3           20.1        18.6
1996            1.2            5.3            6.5         5.7
1997            1.3            5.2            6.5         7.1
1998            2.9            5.1            8.0         8.1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             FLORIDA LONG-TERM TAX-EXEMPT FUND
                      INVESTOR SHARES                  LEHMAN+
FISCAL       CAPITAL         INCOME          TOTAL       TOTAL
YEAR          RETURN         RETURN         RETURN      RETURN
--------------------------------------------------------------------------------
1999           -6.5%           4.6%          -1.9%       -0.4%
2000            3.6            5.4            9.0         7.7
2001            3.9            5.1            9.0         8.2
2002            2.3            4.7            7.0         6.7
2003            2.9            4.5            7.4         6.9
--------------------------------------------------------------------------------

*DERIVED FROM DATA PROVIDED BY LIPPER INC.
**NOVEMBER 12, 2001.
+LEHMAN 10 YEAR MUNICIPAL BOND INDEX.
NOTE: SEE FINANCIAL HIGHLIGHTS TABLES ON PAGES 23 AND 24 FOR DIVIDEND AND CAPITAL GAINS INFORMATION.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                          ONE      FIVE  -----------------------
                      INCEPTION DATE     YEAR     YEARS CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Florida Long-Term
  Tax-Exempt Fund
Investor Shares             9/1/1992    4.05%     5.96%   1.13%    5.11%   6.24%
Admiral Shares            11/12/2001    4.10      6.24*     --       --      --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended November 30,
2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------
                                    COST OF $10,000          FUND    PEER GROUP*
                                 INVESTMENT IN FUND  EXPENSE RATIO EXPENSE RATIO
--------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt Fund
  Investor Shares                                $18         0.17%         1.12%
  Admiral Shares                                  11         0.11            --
--------------------------------------------------------------------------------
*Average Florida Municipal Debt Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            AS OF 11/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.2%)
-------------------------------------------------------------------------------------------------------------
Alachua County FL Health Fac. Auth.
 (Shands Teaching Hosp.)                              6.25%     12/1/2011(1)              3,095         3,704
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)                               6.25%     12/1/2016(1)              8,695        10,605
Boynton Beach FL Util. System Rev.                   5.375%     11/1/2013(3)              2,400         2,747
Boynton Beach FL Util. System Rev.                   5.375%     11/1/2015(3)              2,665         3,053
Boynton Beach FL Util. System Rev.                    5.50%     11/1/2018(3)              3,125         3,602
Boynton Beach FL Util. System Rev.                    5.50%     11/1/2020(3)              3,480         3,992
Boynton Beach FL Util. System Rev.                    6.25%     11/1/2020(3)(ETM)           415           498
Brevard County FL Health Fac. Auth. Rev.
 (Holmes Regional Medical Center)                    5.625%     10/1/2014(1)              2,000         2,109
Brevard County FL Util. Rev.                          5.25%      3/1/2012(3)              3,805         4,287
Brevard County FL Util. Rev.                          5.25%      3/1/2013(3)              2,165         2,415
Brevard County FL Util. Rev.                          5.25%      3/1/2014(3)              2,045         2,259
Broward County FL Airport System Rev.                 5.25%     10/1/2011(1)             10,000        10,821
Broward County FL Airport System Rev.                 5.25%     10/1/2012(1)             14,735        15,811
Broward County FL School Board COP                   5.375%      7/1/2014(4)              6,325         7,003
Broward County FL School Board COP                   5.375%      7/1/2015(4)              5,755         6,372
Broward County FL School Board COP                    5.50%      7/1/2015(4)              5,170         5,791
Broward County FL School Board COP                    5.50%      7/1/2016(4)              4,635         5,172
Broward County FL School Board COP                    5.50%      7/1/2017(4)              5,205         5,783
Broward County FL School Board COP                    5.50%      7/1/2018(4)             14,575        16,102
Broward County FL School Board COP                    5.50%      7/1/2019(4)             15,710        17,290
Broward County FL Solid Waste Rev.                    5.75%      7/1/2013(1)              4,130         4,214
Collier County FL School Board COP                    6.25%     2/15/2013(4)             12,500        15,065

-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
Collier County FL School Board COP                   5.375%     2/15/2017(4)              5,725         6,296
Collier County FL School Board COP                   5.375%     2/15/2018(4)              5,000         5,466
Collier County FL School Board COP                   5.375%     2/15/2019(4)              5,000         5,437
Collier County FL School Board COP                   5.375%     2/15/2020(4)              5,695         6,160
Coral Springs FL Improvement Dist.
  Water & Sewer GO                                    6.00%      6/1/2010(1)              3,695         4,122
Davie FL Water & Sewer Rev.                          6.375%     10/1/2012(2)              2,500         3,009
Dunedin FL Util. System Rev.                          6.75%     10/1/2008(3)              1,115         1,331
Dunedin FL Util. System Rev.                          6.75%     10/1/2010(3)              2,465         3,030
Escambia County FL Environmental
  Improvement Rev.                                    5.75%     11/1/2027                 6,000         6,050
Florida Board of Educ. Capital Outlay                 5.50%      6/1/2014                10,000        11,205
Florida Board of Educ. Capital Outlay                5.375%      6/1/2017(3)              4,010         4,457
Florida Board of Educ. Public Educ.                  5.375%      6/1/2015                12,000        13,400
Florida Board of Educ. Rev. (Lottery Rev.)            5.75%      7/1/2014(3)              8,475         9,672
Florida Board of Educ. Rev. (Lottery Rev.)            5.50%      7/1/2015(2)             12,105        13,576
Florida Board of Educ. Rev. (Lottery Rev.)            5.75%      7/1/2015(3)              8,960        10,226
Florida Division Board Financial Dept.
  of General Services Systems Rev.
  Dept. of Environmental Protection)                  5.75%      7/1/2005(2)(Prere.)      3,585         3,871
Florida Housing Finance Agency Rev.                   6.25%      7/1/2011                   725           747
Florida Housing Finance Agency Rev.                   6.35%      7/1/2014                   915           941
Florida Housing Finance Corp. Rev.                    5.95%      1/1/2032(4)             14,945        15,550
Florida Muni. Power Agency Rev.
  (Stanton Project) VRDO                              1.10%     12/8/2003(1)              1,990         1,990
Florida Turnpike Auth. Rev.                           5.00%      7/1/2033+               15,000        15,321
Greater Orlando Aviation Auth.
  Orlando FL Airport Fac. Rev.                        5.25%     10/1/2012(3)             18,245        19,577
Highlands County FL Health Rev.
  (Adventist Health System)                           6.00%       11/15/2031             10,000        10,516
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2010(4)              3,775         4,330
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2011(4)              4,610         5,283
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2012(4)              5,670         6,482
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2013(4)              3,000         3,419
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2014(4)              5,365         6,113
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                       5.50%     10/1/2015(4)              3,945         4,499
Hillsborough County FL IDA
  (Tampa General Hosp. Project)                       5.25%     10/1/2034                 5,000         4,821
Hillsborough County FL IDA
  (Univ. Community Hosp.)                             6.50%     8/15/2019(1)             17,850        22,045
Hillsborough County FL School Board COP               5.50%      7/1/2018(1)             14,945        17,066
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%     10/1/2014(2)              2,000         2,226
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%     10/1/2015(2)              2,000         2,226

-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%     10/1/2017(2)              4,780         5,306
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%     10/1/2018(2)              2,000         2,211
Hollywood FL Water & Sewer Rev.                       5.00%     10/1/2011(4)+             3,155         3,533
Hollywood FL Water & Sewer Rev.                       5.00%     10/1/2012(4)+             5,785         6,447
Hollywood FL Water & Sewer Rev.                       5.00%     10/1/2013(4)+             3,600         4,006
Indian River County FL Water & Sewer Rev.             6.50%      9/1/2008(3)              2,540         2,995
Jacksonville FL Electric Auth. Rev.
  (Electric System) VRDO                              1.10%     12/1/2003                 2,500         2,500
Jacksonville FL Electric Auth. Rev.
  (Electric System) VRDO                              1.10%     12/1/2003                27,900        27,900
Jacksonville FL Excise Taxes Rev.                     5.00%     10/1/2004(4)              4,615         4,758
Jacksonville FL Excise Taxes Rev.                     5.00%     10/1/2007(4)              6,710         7,362
Jacksonville FL Excise Taxes Rev.                     5.00%     10/1/2008(4)              7,530         8,293
Jacksonville FL Excise Taxes Rev.                     5.00%     10/1/2009(4)              8,395         9,235
Jacksonville FL Excise Taxes Rev.                     5.25%     10/1/2017(1)              2,895         3,162
Jacksonville FL Excise Taxes Rev.                     5.25%     10/1/2018(1)              3,300         3,580
Jacksonville FL Excise Taxes Rev.                     5.25%     10/1/2020(1)              1,750         1,876
Jacksonville FL Excise Taxes Rev.                     5.25%     10/1/2019(1)              2,280         2,456
Jacksonville FL Excise Taxes Rev.                     5.25%     10/1/2016(1)              2,500         2,746
Lakeland FL Electric & Water Rev.                     6.05%     10/1/2008(4)              4,785         5,569
Lakeland FL Electric & Water Rev.                     6.05%     10/1/2009(4)              4,000         4,708
Lakeland FL Electric & Water Rev.                     6.55%     10/1/2009(4)              4,000         4,800
Lakeland FL Electric & Water Rev.                     0.00%     10/1/2010(1)              8,260         6,595
Lakeland FL Electric & Water Rev.                     0.00%     10/1/2011(1)              8,420         6,348
Lakeland FL Electric & Water Rev.                     0.00%     10/1/2012(1)              2,020         1,435
Lakeland FL Electric & Water Rev.                     6.05%     10/1/2014(4)              2,000         2,405
Lee County FL IDA Health Care Fac. Rev.
      (Shell Point Village)                           5.50%    11/15/2021                11,925        11,711
Lee County FL School Board COP                        6.00%      8/1/2008(4)              6,180         6,965
Miami Beach FL Water & Sewer Rev.                    5.625%      9/1/2017(2)              2,550         2,830
Miami FL GO                                           5.90%     12/1/2008(3)              1,000         1,161
Miami FL GO                                           6.00%     12/1/2009(3)              1,380         1,625
Miami-Dade County FL Aviation--
  Miami International Airport                         5.75%     10/1/2017(3)              8,940         9,926
Miami-Dade County FL Aviation--
  Miami International Airport                         5.75%     10/1/2018(3)              5,000         5,532
Miami-Dade County FL Aviation--
  Miami International Airport                         5.75%     10/1/2019(3)              5,500         6,056
Miami-Dade County FL Aviation--
  Miami International Airport                         5.75%     10/1/2020(3)              4,000         4,376
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                            5.25%      6/1/2010(4)              1,000         1,098
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                            5.25%      6/1/2011(4)              2,000         2,208
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                            5.25%      6/1/2012(4)              2,620         2,879
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                            5.25%      6/1/2013(4)              3,160         3,464
Miami-Dade County FL School Board COP                 5.75%     10/1/2012(4)              1,000         1,145
Miami-Dade County FL School Board COP                 5.50%      5/1/2011(1)(Prere.)      2,460         2,854


-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
Miami-Dade County FL School Board COP                 5.75%     10/1/2013(4)              2,000         2,294
Miami-Dade County FL School Board COP                 5.50%      5/1/2011(1)(Prere.)      2,650         3,074
Miami-Dade County FL School Board COP                 5.75%     10/1/2014(4)              1,755         2,000
Miami-Dade County FL School Board COP                 5.50%      5/1/2011(1)(Prere.)      3,840         4,455
Miami-Dade County FL School Board COP                 5.75%     10/1/2015(4)              5,265         5,999
Miami-Dade County FL School Board COP                5.875%     10/1/2016(4)              3,150         3,610
Miami-Dade County FL School Board COP PUT             5.50%      5/1/2011(1)              8,500         9,591
Miramar FL Wastewater Improvement
  Assessment Rev.                                     5.00%     10/1/2025(1)              5,120         5,208
North Broward FL Hosp. Dist. Rev.                     5.75%     1/15/2007(1)              2,560         2,849
Ocala FL Water & Sewer Rev.                           6.00%     10/1/2005(2)              1,120         1,181
Ocala FL Water & Sewer Rev.                           6.00%     10/1/2010(2)              2,435         2,847
Ocala FL Water & Sewer Rev.                           5.75%     10/1/2031(3)             13,605        14,974
Orange County FL Educ. Fac. Auth. Rev.
  (Rollins College) VRDO                              1.10%      2/1/2003LOC              6,075         6,075
Orange County FL Health Fac. Auth. Rev.
  (Adventist Sunbelt Group)                           6.25%    11/15/2010(2)              6,015         6,658
Orange County FL Health Fac. Auth. Rev.
  (Adventist Sunbelt Group)                           6.25%    11/15/2024                 5,000         5,369
Orange County FL Health Fac. Auth. Rev.
  (Adventist Sunbelt Group)                           5.625%   11/15/2032                 5,000         5,125
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2009(1)(ETM)         4,935         5,899
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2009(1)              2,045         2,410
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2010(1)              2,175         2,584
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2010(1)(ETM)         5,260         6,341
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2011(1)(ETM)         2,765         3,354
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2011(1)              1,875         2,251
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2013(1)(ETM)         3,160         3,864
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2013(1)              1,890         2,273
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2016(1)              1,610         1,983
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2016(1)(ETM)         3,890         4,775
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2018(1)              6,770         8,182
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                       6.25%     10/1/2021(1)             11,500        13,886
Orange County FL School Board COP                    5.375%      8/1/2017(1)(Prere.)      6,590         7,252
Orange County FL School Board COP                     6.00%      8/1/2008(1)             11,580        13,387
Orange County FL School Board COP                     6.00%      8/1/2009(1)             12,255        14,317
Orange County FL School Board COP                     6.00%      8/1/2010(1)             12,825        15,092
Orange County FL School Board COP                     6.00%      8/1/2011(1)              6,000         7,097
Orange County FL School Board COP                     6.00%      8/1/2010(2)(Prere.)      3,170         3,759
Orange County FL School Board COP                     6.00%      8/1/2010(2)(Prere.)      3,500         4,150
Orange County FL School Board COP                     6.00%      8/1/2010(2)(Prere.)      3,955         4,689


-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
Orange County FL School Board COP                    5.375%      8/1/2022(1)             11,500        12,368
Orange County FL School Board VRDO                    1.08%     12/1/2003(1)              2,700         2,700
Orange County FL Tourist Dev. Rev.                    5.90%     10/1/2010(1)(ETM)           835           989
Orlando & Orange County FL Expressway Auth.           6.50%      7/1/2010(3)              2,000         2,416
Orlando & Orange County FL Expressway Auth.           8.25%      7/1/2014(3)              3,000         4,174
Orlando & Orange County FL Expressway Auth.           8.25%      7/1/2015(3)              8,360        11,656
Orlando & Orange County FL Expressway Auth.           5.25%      7/1/2016(2)              2,000         2,214
Orlando & Orange County FL Expressway Auth.           8.25%      7/1/2016(3)             12,295        17,311
Orlando & Orange County FL Expressway Auth. VRDO      1.08%     12/8/2003(4)              3,400         3,400
Orlando FL Util. Comm. Water & Electric Rev.          5.25%     10/1/2014                 5,000         5,658
Orlando FL Util. Comm. Water & Electric Rev.          5.25%     10/1/2015                 8,420         9,524
Orlando FL Util. Comm. Water & Electric Rev.          6.75%     10/1/2017(ETM)           12,700        15,845
Palm Beach County FL Airport System Rev.              5.75%     10/1/2011(1)             13,645        15,974
Palm Beach County FL Airport System Rev.              5.75%     10/1/2013(1)             10,445        12,256
Palm Beach County FL Criminal Justice Fac. Rev.       7.20%      6/1/2014(3)             16,300        21,163
Palm Beach County FL Criminal Justice Fac. Rev.       7.20%      6/1/2015(3)              3,000         3,904
Palm Beach County FL Health Fac. Auth. Hosp. Rev.    5.625%     12/1/2031                16,500        16,821
Palm Beach County FL Rev. (Raymond F. Kravis
  Center for the Performing Arts, Inc.) VRDO          1.08%     12/8/2003L               25,500        25,500
Palm Beach County FL School Board COP                5.375%      8/1/2015(4)              8,190         9,148
Palm Beach County FL School Board COP                 5.25%      8/1/2016(4)              4,050         4,455
Palm Beach County FL School Board COP                5.375%      8/1/2016(4)              4,430         4,917
Palm Beach County FL School Board COP                5.375%      8/1/2017(4)              4,500         4,970
Palm Beach County FL School Board COP                 6.00%      8/1/2010(3)(Prere.)      7,495         8,948
Palm Beach County FL School Board COP                 5.25%      8/1/2018(4)              2,300         2,502
Polk County FL Util. System Rev.                      5.25%     10/1/2021(3)              3,620         3,896
Sarasota County FL Util. System Rev.                  7.00%     10/1/2009(3)              6,260         7,674
Seacoast FL Util. Auth. Water & Sewer Rev.            5.50%      3/1/2017(3)              2,400         2,759
Seacoast FL Util. Auth. Water & Sewer Rev.            5.50%      3/1/2019(3)              3,595         4,117
Seminole County FL School Board COP                  6.125%      7/1/2004(1)(Prere.)      1,000         1,050
Seminole County FL School Board COP                  6.125%      7/1/2004(1)(Prere.)      2,500         2,624
Seminole County FL School Board COP                   6.50%      7/1/2004(1)(Prere.)      2,750         2,865
Seminole County FL Water & Sewer Rev.                 6.00%     10/1/2009(1)              1,800         2,112
Seminole County FL Water & Sewer Rev.                 6.00%     10/1/2012(1)              5,000         5,941
Seminole County FL Water & Sewer Rev.                 6.00%     10/1/2019(1)              2,350         2,844
Seminole County FL Water & Sewer Rev.                 6.00%     10/1/2019(1)(ETM)         4,000         4,821
South Broward FL Hosp. Dist. Rev.                    5.625%      5/1/2032(1)             12,000        13,017
South Miami Health Fac. Auth. Hosp. Rev.
  Baptist Health South Group                          5.50%    11/15/2033                10,000        10,260
St. Lucie County FL Util. System Rev.                 6.50%     10/1/2008(3)(ETM)         4,910         5,693
St. Lucie County FL Util. System Rev.                 5.50%     10/1/2015(3)(ETM)         5,000         5,200
St. Lucie County FL Util. System Rev.                 6.00%     10/1/2020(3)(ETM)*        5,515         6,564
Sunrise FL Util. System Rev.                          5.20%     10/1/2022(2)             17,805        19,203
Sunshine State Florida Govt. Financing
  Comm. Rev. VRDO                                     1.12%     12/8/2003(2)              9,100         9,100
Tallahassee FL Energy System Rev.                     5.25%     10/1/2013(4)              4,380         4,963
Tallahassee FL Energy System Rev.                     5.25%     10/1/2014(4)              3,980         4,504
Tallahassee FL Energy System Rev.                     5.25%     10/1/2015(4)              5,240         5,927
Tamarac FL Water & Sewer Util. Rev.                   5.90%     10/1/2011(3)              3,980         4,701
Tampa FL Health System Rev.
  (Catholic Healthcare East)                          5.50%    11/15/2004(1)              1,000         1,040


-------------------------------------------------------------------------------------------------------------

                                                                                           FACE        MARKET
                                                                 MATURITY                AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON          DATE                 (000)         (000)
-------------------------------------------------------------------------------------------------------------
Tampa FL Health System Rev.
 (Catholic Healthcare East)                           5.25%    11/15/2011(1)              4,575         5,069
OUTSIDE FLORIDA:
Puerto Rico GO                                        5.25%      7/1/2016                 5,000         5,427
Puerto Rico GO                                        5.25%      7/1/2017                 6,790         7,320
Puerto Rico GO                                        5.25%      7/1/2018                 6,500         6,960
Puerto Rico GO                                        5.25%      7/1/2019                 5,000         5,317
Puerto Rico Muni. Finance Agency                      6.00%      8/1/2016(4)              6,000         6,987
Puerto Rico Muni. Finance Agency                      5.25%      8/1/2018(4)              5,000         5,481
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,111,182)                                                                                 1,194,314
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                   18,404
Liabilities                                                                                           (32,330)
                                                                                                   -----------
                                                                                                      (13,926)
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                  $1,180,388
=============================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  with a value of $1,690,000  have been  segregated as initial margin for open futures contracts.
+Securities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of November 30, 2003.
For key to abbreviations and other references, see page 20.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,088,800
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             8,179
Unrealized Appreciation
  Investment Securities                                                   83,132
  Futures Contracts                                                          277
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,180,388
================================================================================
Investor Shares--Net Assets
Applicable to 59,525,776 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)     $714,103
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $12.00
================================================================================
Admiral Shares--Net Assets
Applicable to 38,868,237 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)     $466,285
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $12.00
================================================================================
SEE NOTE D IN NOTES TO FINANCIAL STATEMENTS FOR THE TAX-BASIS COMPONENTS OF NET ASSETS.

KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                               FLORIDA LONG-TERM TAX-EXEMPT FUND
                                                    YEAR ENDED NOVEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                             $ 53,603
--------------------------------------------------------------------------------
  Total Income                                                           53,603
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                                              174
  Management and Administrative
    Investor Shares                                                         999
    Admiral Shares                                                          392
  Marketing and Distribution
    Investor Shares                                                         106
    Admiral Shares                                                           49
Custodian Fees                                                               13
Auditing Fees                                                                15
Shareholders' Reports and Proxies
   Investor Shares                                                           17
   Admiral Shares                                                             2
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
   Total Expenses                                                         1,768
   Expenses Paid Indirectly--Note C                                         (20)
--------------------------------------------------------------------------------
   Net Expenses                                                           1,748
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    51,855
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             13,741
  Futures Contracts                                                       2,578
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 16,319
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  17,070
  Futures Contracts                                                         277
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         17,347
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $85,521
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------
                                                                                FLORIDA LONG-TERM
                                                                                 TAX-EXEMPT FUND
                                                                              -------------------
                                                                          YEAR ENDED NOVEMBER 30,
-------------------------------------------------------------------------------------------------
                                                                            2003             2002
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $ 51,855         $ 52,744
  Realized Net Gain (Loss)                                                16,319           10,715
  Change in Unrealized Appreciation (Depreciation)                        17,347           15,558
-------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations           85,521           79,017
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Investor Shares                                                       (31,507)         (35,330)
   Admiral Shares                                                        (20,348)         (17,414)
  Realized Capital Gain*
   Investor Shares                                                        (5,638)          (2,254)
   Admiral Shares                                                         (3,478)            (884)
-------------------------------------------------------------------------------------------------
   Total Distributions                                                   (60,971)         (55,882)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                                        (54,130)         (97,141)
  Admiral Shares                                                          27,993          160,880
-------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions               (26,137)          63,739
-------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                                (1,587)          86,874
-------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                  1,181,975        1,095,101
-------------------------------------------------------------------------------------------------
  End of Period                                                       $1,180,388       $1,181,975
=================================================================================================

*Includes fiscal 2003 and 2002 short-term gain distributions totaling $2,314,000 and $98,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
FLORIDA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                         YEAR ENDED NOVEMBER 30,
                                                            -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003     2002     2001      2000      1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.74   $11.51   $11.08    $10.70    $11.54
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .505     .530     .551      .559      .543
  Net Realized and Unrealized Gain (Loss) on Investments    .346     .262     .430      .380     (.749)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .851     .792     .981      .939     (.206)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.505)   (.530)   (.551)    (.559)    (.543)
  Distributions from Realized Capital Gains                (.086)   (.032)      --        --     (.091)
-------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.591)   (.562)   (.551)    (.559)    (.634)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.00   $11.74   $11.51    $11.08    $10.70
=======================================================================================================
TOTAL RETURN                                                7.38%    7.04%    8.98%     9.04%    -1.87%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $714     $753     $835      $919      $875
  Ratio of Total Expenses to Average Net Assets             0.17%    0.18%    0.15%     0.15%     0.18%
  Ratio of Net Investment Income to Average Net Assets      4.23%    4.56%    4.81%     5.19%     4.88%
  Portfolio Turnover Rate                                     19%      26%      24%       34%       18%
=======================================================================================================

FLORIDA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                                         NOVEMBER 30,       NOV. 12* TO
                                                                     -------------------       NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2003          2002           2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.74        $11.51         $11.79
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                               .512          .536           .027
  Net Realized and Unrealized Gain (Loss) on Investments              .346          .262          (.280)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  .858          .798          (.253)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                               (.512)        (.536)         (.027)
  Distributions from Realized Capital Gains                          (.086)        (.032)            --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                               (.598)        (.568)         (.027)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $12.00        $11.74         $11.51
========================================================================================================
TOTAL RETURN                                                          7.45%         7.09%         -2.15%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $466          $429           $260
  Ratio of Total Expenses to Average Net Assets                      0.11%         0.13%        0.12%**
  Ratio of Net Investment Income to Average Net Assets               4.29%         4.59%        4.72%**
  Portfolio Turnover Rate                                              19%           26%            24%
========================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the fund had contributed capital of $189,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.19% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2003, these arrangements reduced management and administrative expenses by $19,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,753,000 from accumulated net realized gains to paid-in capital.

At November 30, 2003, the fund had capital gains of $13,683,000 available for distribution, which includes $1,015,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $5,227,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of investment securities for tax purposes was $77,905,000, consisting of unrealized gains of $77,993,000 on securities that had risen in value since their purchase and $88,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                          (000)
                                            ------------------------------------
                                             AGGREGATE                UNREALIZED
                        NUMBER OF LONG      SETTLEMENT              APPRECIATION
FUTURES CONTRACTS    (SHORT) CONTRACTS           VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
10-Year Treasury Note            (270)         $29,940                      $277
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

E. During the year ended November 30, 2003, the fund purchased $222,230,000 of investment securities and sold $209,286,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------
                                                     YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------

                                                   2003                    2002
                                             ------------------     -------------------
                                             AMOUNT      SHARES      AMOUNT     SHARES
                                              (000)       (000)       (000)      (000)
---------------------------------------------------------------------------------------
Investor Shares
Issued                                     $181,910      15,236    $217,796     18,769
Issued in Lieu of Cash Distributions         24,675       2,066      24,344      2,093
Redeemed                                   (260,715)    (21,886)   (339,281)   (29,333)
                                          ---------------------------------------------
  Net Increase (Decrease)--Investor Shares  (54,130)     (4,584)    (97,141)    (8,471)
                                          ---------------------------------------------
Admiral Shares
Issued                                      193,838      16,258     251,225     21,704
Issued in Lieu of Cash Distributions         15,141       1,267      11,253        966
Redeemed                                   (180,986)    (15,193)   (101,598)    (8,703)
                                          ---------------------------------------------
  Net Increase (Decrease)--Admiral Shares    27,993       2,332     160,880     13,967
---------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the "Fund") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

JANUARY 6, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,440,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as  exempt-interest  dividends.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of


------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q180 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD FLORIDA TAX-FREE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD FLORIDA TAX-FREE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD FLORIDA TAX-FREE FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.